Exhibit 10.03

GUARANTEE

THIS GUARANTEE (the “Guarantee”) is entered into as of November 10, 2010 by FIRM SUCCESS INTERNATIONAL, LTD., a corporation incorporated under the laws of the British Virgin Islands (the “Guarantor”), in favor of LAIDLAW & CO. (UK) LTD., a corporation incorporated under the laws of the United Kingdom (“Laidlaw”), in its capacity as representative of the Investors, as hereinafter defined.

RECITALS

A.           Guarantor is the principal stockholder of The Parkview Group, Inc., a Delaware corporation (the “Company”).

B.           The Company is desirous of concluding a private offering of its Units (the “Units”), with each Unit consisting of four (4) shares of common stock, $0.001 par value (the “Common Stock”) and a Warrant to purchase one (1) share of Common Stock, to a number of “accredited investors” (the “Investors”), as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended and amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act.

C.           To induce the Investors to purchase the Units, the Guarantor has agreed to deposit 1,466,097 shares (the “Collateral”) of common stock, $0.0001 par value per share, of the Company with Gersten Savage LLP (the “Escrow Agent”) to be held in escrow as set forth in such escrow agreement of even date herewith (the “Escrow Agreement”), among the Guarantor, the Escrow Agent and Laidlaw, as representative of the Investors.

D.           The Guarantor wishes to grant Laidlaw assurance in order to guarantee the Company’s attainment of a certain Target, as defined in the Escrow Agreement.

Accordingly, the Guarantor individually hereby agrees as follows:

1.           Guarantee. The Guarantor unconditionally and irrevocably guarantees to Laidlaw, as representative of the Investors, the full and punctual attainment of the Target (the “Obligations”).

2.           Limited Recourse. Notwithstanding anything contained in this Guarantee to the contrary, the only recourse that Laidlaw shall have under this Guarantee shall be against the Collateral owned by the Guarantor and held by the Escrow Agent pursuant to the Escrow Agreement. Laidlaw shall have no recourse against any of the other property and assets of the Guarantor to satisfy the obligations of the Guarantor under this Guarantee and under the Escrow Agreement.

3.           Guarantee Continuing, Absolute Unlimited. The liability of the Guarantor hereunder shall be absolute and unconditional and shall not be affected by:

a.           any lack of validity or enforceability of any agreements between the Company and the Investors and/or the Company and Laidlaw;

b.           any change in the time, manner or place of payment of or in any other term of such agreements or the failure on the part of the Company to carry out any of its obligations under such agreements;

c.           any impossibility, impracticability, frustration of purpose, illegality, force majeure or act of government;

d.           the bankruptcy, winding-up, liquidation, dissolution or insolvency of the Company, Laidlaw or the Investors or any party to any agreement to which Laidlaw is, and/or the Investors are, party;

e.           any lack or limitation of power, incapacity or disability on the part of the Company or of the directors, partners or agents thereof or any other irregularity, defect or informality on the part of the Company in its obligations to the Investors and/or Laidlaw; or

f.           any other law, regulation or other circumstance which might otherwise constitute a defence available to, or a discharge of, the Company in respect of any or all of the Obligations.

4.           No Release or Discharge. The liability of the Guarantor hereunder shall not be released, discharged, limited or in any way affected by anything done, suffered or permitted by the Investors and/or Laidlaw in connection with any duties or liabilities of the Guarantor to the Investors and/or Laidlaw or any security therefor including any loss of or in respect of any security received by Laidlaw from the Guarantor or others. Laidlaw, on behalf of the Investors, without releasing, discharging, limiting or otherwise affecting in whole or in part the Guarantor’s liability hereunder, may:

a.           grant time, renewals, extensions, indulgences, releases and discharges to the Guarantor;

b.           take or abstain from taking securities or collateral from the Guarantor;

c.           accept compromises from the Guarantor; or

d.           otherwise deal with the Guarantor and all other persons and security interests as Laidlaw may see fit.

5.           Return of Collateral. Upon the attainment of the Target, the Collateral shall be returned to Guarantor and Laidlaw’s interest and rights in and to the Collateral shall terminate.

6.           No Exhaustion of Remedies. Laidlaw shall not be bound or obligated to exhaust its recourse against the Company or other persons or any securities or collateral it may hold or take any other action before being entitled to demand payment from the Guarantor hereunder.

7.           No Set-off. The Guarantor shall not claim any set-off or counterclaim against the Company in respect of any liability of the Company to the Guarantor. The Guarantor shall not be entitled to receive any additional shares of capital stock or other consideration in the event that the Target is not achieved and the Collateral is released to the Investors.

8.           Continuing Guarantee. This Guarantee shall be a continuing guarantee and shall be binding as a continuing obligation of the Guarantor.

9.           Subrogation. If (i) the Guarantor delivers the Collateral to Laidlaw under this Guarantee, Laidlaw will, at the Guarantor’s request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation and warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations and any security held therefor resulting from such performance by the Guarantor.

10.           Waiver of Notice of Acceptance. The Guarantor hereby waives notice of acceptance of this instrument.

11.           Entire Agreement. This Guarantee, together with the Escrow Agreement, constitute the entire agreement among Laidlaw, as agent of the Investors, the Company and the Guarantor with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between such parties with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, expressed, implied or statutory, among such parties other than as expressly set forth in this Guarantee and the Escrow Agreement.

12.           No Waiver, Remedies. No failure on the part of Laidlaw to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude the other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

13.           Severability. If any provision of this Guarantee is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

14.           Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

15.           Notice. Any demand, notice or other communication (a “Communication”) to be given in connection with this Guarantee shall be given in the manner and to the respective addresses set forth in the Escrow Agreement.

16.           Assignment. The rights of Laidlaw under this Guarantee may be assigned by Laidlaw without the prior consent of the Company or the Guarantor. The Guarantor may not assign its obligations under this Guarantee.

17.           Interpretation. Guarantor and Laidlaw have participated jointly in the negotiating and drafting of this Guarantee. If an ambiguity or a question of intent or interpretation arises, this Guarantee shall be construed as if drafted jointly by Guarantor and Laidlaw, and no presumption or burden of proof shall arise favoring or disfavoring Guarantor or Laidlaw, as the case may be, by virtue of the authorship of any provisions of this Guarantee.

18.           Miscellaneous.

 a.           Any term of this Guarantee may be amended, waived, discharged or terminated only by an instrument in writing signed by the Guarantor and Laidlaw.

 b.           The headings in this Guarantee are for purposes of reference only and shall not limit or define the meaning hereof.

 c.           If it ever becomes necessary to employ counsel to collect this obligation, the Guarantor shall pay all expenses and costs, including reasonable attorney’s fees and out-of-pocket expenses of said attorney for the services of such counsel, whether or not suit be brought and including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding).

d.           This Guarantee may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be executed and delivered as of the day and year first above written.

FIRM SUCCESS INTERNATIONAL, LTD.

/s/ Phong Sae-Ia

Name: Phong Sae-Ia
Title: Director

WITNESS:	/s/ Di Guofang
Name: Di Guofang